UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 24, 2003
(July 24, 2003)

CONEXANT SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-24923 (Commission File Number)	25-1799439 (I.R.S. Employer Identification No.)

4311 Jamboree Road
Newport Beach, California 92660-3095
(Address of principal executive offices) (Zip code)

(949) 483-4600
(Registrant’s telephone number, including area code)

INFORMATION TO BE INCLUDED IN THE REPORT
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
Item 9. Regulation FD Disclosure (furnished pursuant to “Item 12. Results of Operations and Financial Condition”).
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1

INFORMATION TO BE INCLUDED IN THE REPORT

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits.

            99.1 Press release of Registrant dated July 24, 2003.

Item 9. Regulation FD Disclosure (furnished pursuant to “Item 12. Results of Operations and Financial Condition”).

The information contained in this Current Report is being furnished pursuant to “Item 12. Results of Operations and Financial Condition” of Form 8-K in accordance with SEC Release Nos. 33-8216 and 34-47583.

Registrant’s press release dated July 24, 2003, announcing its financial results for the quarter ended June 27, 2003, is furnished herewith as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONEXANT SYSTEMS, INC. (Registrant)

By	/s/ Dennis E. O’Reilly

Dennis E. O’Reilly Senior Vice President, General Counsel and Secretary

Date: July 24, 2003

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release of Registrant dated July 24, 2003.